UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._______)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement

[X]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to §240.14a-12

[   ]

Confidential, for use of the Commission

only (as permitted by Rule 14a-6(e)(2))

COVER-ALL TECHNOLOGIES INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:__________________________________

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Aggregate number of securities to which transaction applies:__________________________________

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________

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Proposed maximum aggregate value of transaction:_________________________________________

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Total fee paid:_____________________________________________________________________

[   ]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Amount previously paid:_____________________________________________________________

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Date Filed:________________________________________________________________________

COVER-ALL TECHNOLOGIES INC.
412 Mt. Kemble Avenue, Suite 110C
Morristown, NJ 07960

Manish D. Shah

President, Chief Executive Officer
and Director

April 30, 2014

To All Cover-All Stockholders:

I cordially invite you to attend the 2014 annual meeting of stockholders of Cover-All Technologies Inc. which will be held at the Hilton Parsippany, located at One Hilton Court, Parsippany, New Jersey 07054, on Thursday, June 5, 2014 at 9:30 a.m., local time.

The enclosed notice of annual meeting and proxy statement describe the various matters to be acted upon during the meeting.

You may vote your shares by completing and returning your proxy card in the enclosed postage-paid envelope. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting. The prompt return of the proxy will be of assistance in preparing for the meeting, and your cooperation in this respect will be greatly appreciated.

Please read with care the notice of the meeting and the proxy statement, which contains detailed information about the matters to be acted upon at the meeting. Even if you plan to attend the meeting, I urge you to complete, sign and return your proxy in the enclosed postage-paid envelope as soon as possible. Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the meeting.

If you have any questions concerning the annual meeting, please contact our Investor Relations department at (973) 461-5200. Following completion of the scheduled business, we will report on Cover-All Technologies’ operations and answer questions. We appreciate your ownership of Cover-All Technologies and hope that you will be able to join us on June 5th.

Sincerely,

Manish D. Shah

President, Chief Executive Officer and

Director

COVER-ALL TECHNOLOGIES INC.
412 Mt. Kemble Avenue, Suite 110C
Morristown, New Jersey 07960
____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on June 5, 2014
____________________

To the Stockholders of Cover-All Technologies Inc.:

The 2014 annual meeting of stockholders of Cover-All Technologies Inc., a Delaware corporation, will be held on Thursday, June 5, 2014 at 9:30 a.m., local time, at the Hilton Parsippany, located at One Hilton Court, Parsippany, New Jersey 07054, to consider and act upon the following:

1.	To elect a class of two directors to serve for a term of three years and until their successors are duly elected and qualified;
2.	To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the meeting;
3.	To ratify the appointment of MSPC as our independent auditors for the fiscal year ending December 31, 2014; and
4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on April 25, 2014, which is the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof. We have enclosed herewith the proxy statement for the meeting, the proxy card and our annual report for the fiscal year ended December 31, 2013.

Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope, which requires no additional postage if mailed in the United States. If you attend the meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

ANN F. MASSEY

Secretary

Date:  April 30, 2014

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2014:  Our proxy materials, consisting of the Notice of Annual Meeting, Proxy Statement, Proxy Card and 2013 Annual Report, are available at www.cover-all.com/investors/proxymaterials.

i

COVER-ALL TECHNOLOGIES INC.
____________________

PROXY STATEMENT
2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 2014
____________________

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors (the “Board”) is soliciting your proxy to vote at the 2014 Annual Meeting of Stockholders to be held on June 5, 2014 at 9:30 a.m., local time, at the Hilton Parsippany, located at One Hilton Court, Parsippany, New Jersey 07054. When we ask for your proxy, we must provide you with a proxy statement that contains certain information specified by law. This proxy statement and the enclosed proxy card along with our annual report for the fiscal year ended December 31, 2013 are being mailed on or about May 5, 2014 to all stockholders of record entitled to vote at the meeting.

Who can vote at the meeting?

Only stockholders of record at the close of business on April 25, 2014 (the “record date”) will be entitled to vote at the meeting. As of the record date, there were 26,638,477 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted upon.

Stockholder of record:  Shares registered in your name. If at the close of business on the record date your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a registered stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial owner:  Shares registered in the name of a broker or bank. If at the close of business on the record date your shares were held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that broker or other agent. The broker holding your account is considered the stockholder of record for purposes of voting at the meeting. Street name holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank or other agent how to vote their shares using the method described below under “How can I vote my shares?”

What will stockholders vote on at the meeting?

Our stockholders will be asked to vote on three proposals:

Proposal 1 –– Election of a Class of Two Directors

Proposal 2 –– Advisory Vote on Executive Compensation

Proposal 3 –– Ratification of the Appointment of MSPC as Our Independent Auditors

How many votes are required to vote to approve each proposal?

Proposal 1 –– Election of a Class of Two Directors. Directors are elected by a plurality of votes cast by the holders of shares entitled to vote. The two nominees for director receiving the most votes cast at the meeting shall be elected. Abstentions, broker non-votes and instructions to withhold authority to vote for a nominee will have no effect on the outcome of the vote. Please note that because the election of directors is considered to be a non-routine matter under applicable rules, brokers cannot vote your shares on the election of directors unless you have given your broker specific instructions as to how to vote. So that your shares can be represented, please be sure to provide your broker with specific voting instructions.

Proposal 2 –– Advisory Vote on Executive Compensation. The affirmative vote of the majority of the votes cast is required to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement. Please note that because the advisory vote on executive compensation is considered to be non-routine matter under applicable rules, brokers cannot vote your shares on this proposal unless you have given your broker specific instructions as to how to vote. So that your shares can be represented, please be sure to provide your broker with specific voting instructions.

Proposal 3 –– Ratification of the Appointment of MSPC as Our Independent Auditors.  The affirmative vote of a majority of the votes cast is required to ratify the appointment of our independent auditors. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the vote.

What constitutes a quorum?

In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of a majority of the outstanding shares of our common stock entitled to vote at the meeting, present in person or represented by proxy. Abstentions, broker non-votes and instructions to withhold authority to vote for the nominees will be counted as shares present and entitled to vote in determining whether a quorum is present.

If we do not have a quorum at the meeting, a vote for adjournment will be taken among the stockholders present or represented by proxy. If, in accordance with our by-laws, a majority of the stockholders present or represented by proxy votes for adjournment, it is our intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting.

What is a “broker non-vote”?

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. In this situation, a “broker non-vote” occurs. Your broker has discretionary authority on all matters that are considered routine under applicable rules. The election of directors and the advisory vote on executive compensation are considered non-routine matters under applicable rules, but the ratification of the appointment of an independent auditor is considered to be a routine matter. Therefore, at the meeting, brokers will not have discretionary power to vote on the election of a class of two directors and the advisory vote on executive compensation, but will have discretionary power to vote on the ratification of the appointment of MSPC as our independent auditors. Shares that constitute broker non-votes will be counted as present and entitled to vote at the meeting for the purpose of determining a quorum.

How can I vote my shares?

If you are a record stockholder, you can vote in person at the meeting or vote by proxy by mailing the enclosed proxy card. Please refer to the instructions on your proxy card to vote by proxy.

If you hold your shares through a bank or broker, then you may vote by the ways made available by your bank or broker, in which case the bank or broker will include instructions with this proxy statement.

Are there any other matters to be voted on at the meeting?

As of the date of this proxy statement, our Board does not know of any other matters to be brought before the meeting. However, if any other matters are properly brought before the meeting or any adjournments thereof, it is intended that the proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

Can I change my vote after I return my proxy card?

If you are a record stockholder, you have the right to revoke your proxy at any time before the meeting by:

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delivering written revocation to the Secretary of our Company;

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submitting a duly executed proxy bearing a later date to the Secretary of our Company; or

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voting in person at the meeting.

Attendance at the meeting will not, by itself, revoke a previously granted proxy.

If you hold your shares through a bank or broker, your ability to revoke your proxy depends on the voting procedures of the bank or broker. Please follow the directions provided to you by your bank or broker.

Who is paying for this proxy solicitation?

We will bear the costs of solicitation of proxies. In addition to solicitation of proxies by use of the mails, our directors, officers and employees may solicit the return of proxies by telephone, personal interview or otherwise. These persons will not receive additional compensation for this solicitation. We may reimburse custodians, nominees and fiduciaries holding our common stock for their reasonable expenses in sending proxy materials to beneficial owners and obtaining their proxies.

What are our Board’s recommendations?

For the reasons set out in more detail in the proxy statement, our Board recommends that you vote your shares:

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FOR the election of the listed director nominees (Proposal 1).

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FOR the approval, in an advisory and non-binding vote, of the compensation of our named executive officers as disclosed in this proxy statement (Proposal 2).

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FOR the ratification of the appointment of MSPC as our independent auditors (Proposal 3).

PROPOSAL 1 – ELECTION OF A CLASS OF TWO DIRECTORS

Our Board is currently divided into three classes. The three-year term of office of each class expires at the meeting of stockholders in successive years, upon the election and qualification of successor classes. Our by-laws provide for a Board size of at least three and no more than seven members. There are currently a total of five directors.

One class of directors, which consists of Earl Gallegos and Steven R. Isaac, has a term expiring at the meeting and is standing for re-election.

The persons named in the enclosed proxy card will vote to elect the two nominees as director, unless you indicate otherwise in the proxy card. If a nominee does not remain a candidate for election at the date of the meeting, which contingency is not now contemplated or foreseen by our Board, the solicited proxies may be voted for a substitute nominee selected by our Board. You may not vote any proxies for a greater number of persons than the two nominees named. The two nominees for director receiving the most votes cast at the meeting shall be elected. The directors elected at the annual meeting will serve for a term of three years (i.e., until the 2017 annual meeting of stockholders) or until such director’s successor is elected and qualified.

The names of the nominees for director and certain information about them are set forth below:

Earl Gallegos has served as a member of our Board since March 1997, and as our Chairman of the Board since January 2014. Mr. Gallegos is the principal of Earl Gallegos Management Corporation, a management consulting firm founded by him in 1994 specializing in the insurance and software industries. Mr. Gallegos was a founder of Peak Performance Solutions Inc., a privately held insurance technology firm. Mr. Gallegos has been a director of Fidelity National Real Estate Solutions (FNRES), formerly a public company that specialized in real estate and banking technology, since 2007. Mr. Gallegos has also served as a director of Zytalis Inc., a privately held information technology professional services firm, from 1999 to 2006, Bridium, Inc., a privately held technology firm, from 1998 to 2003, Fidelity National Information Solutions, Inc., a publicly held company listed on Nasdaq, from 1997 to 2003, eGovNet, Inc., a privately held government technology services firm, from 2002 to 2003, and PracticeOne, Inc., a privately held medical practice management software company, from 2002 to 2005. Our Board believes that Mr. Gallegos’ lengthy insurance and technology industry experience and technology background, as well as his financial expertise, qualify him to serve as a member of our Board.

Steven R. Isaac has over 35 years of experience in the insurance and technology industries (public and private sectors). Mr. Isaac has served as the Senior Vice President, Risk Division of Ebix, Inc., a NASDAQ-listed provider of on-demand software and e-commerce services to the insurance industry, from 2009 until May 2011. In 2004, Mr. Isaac co-founded Peak Performance Solutions, Inc., a privately held insurance technology firm, and served as its Chief Executive Officer until 2009. From 2002 to 2004 he served as the Chief Executive Officer of Bridium, Inc., a privately held technology firm. He also founded ecDataFlow.com Inc., a privately held provider of business-to-business electronic commerce solutions, in 1999 and served as its President and Chief Executive Officer until 2002. Mr. Isaac co-founded Regents Electronic Commerce, Inc., which was founded to offer workers compensation EDI services and compliance reporting which merged with another entity to form ecDataFlow.com, in 1997 and served as its President and Chief Executive Officer until 1999. He served as an Executive Vice President of Marketing Communications Sector at Cadmus Communications Corporation, a provider of integrated graphic communications services, from 1997 to 1999. Mr. Isaac served as the Chief Operating Officer of the Ohio Bureau of Workers Compensation from 1995 to 1997. Prior to that, Mr. Isaac served as Director of EDS’s Insurance Division from 1990 to 1995. Mr. Isaac has also served as a senior executive for three large P/C insurance companies: Merchants Insurance from 1988 to 1990 having most recently served as its Senior Vice President; Milwaukee Insurance from 1981 to 1988, having most recently served as its Executive Vice President; and Sentry Insurance from 1977 to 1981 having most recently served as its Regional Claims Director. He has led and managed over twenty acquisitions, mostly in P/C insurance space. He is active with multiple trade associations and committees dealing with health care, insurance, fraud, and worker’s compensation issues. He participated in the Jackson Hole Think Tank committee addressing issues on the proposed National Healthcare Reform. He served on the Kentucky Assigned Risk Pool Board, Board Member of the PLRB, IAIABC Director, and was an Arbitrator for the American Insurance Arbitration Forum. He was appointed under the Clinton Administration to serve as an industry insurance resource for the national health care reform effort. He is a graduate of Franklin University with a Bachelor’s degree in Business and holds numerous certificates in insurance, insurance law, Harvard Business Administration MBA program, finance and human resources. Our Board believes that Mr. Isaacs’ vast experience in P/C insurance technology and managing several acquisitions qualify him to serve as a member of our Board.

The Board recommends a vote “FOR” the directors nominated in Proposal 1.

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE PRINCIPLES

Composition and Meetings of our Board

The following table sets forth, for the members of our Board and the nominees for director, information with respect to their ages, their current positions and the expiration dates of their terms as directors:

Name	Age	Position	Term as Director Expires
Earl Gallegos(1)	56	Chairman of the Board of Directors	2014
Manish D. Shah	42	Director, President and Chief Executive Officer	2016
G. Russell Cleveland	75	Director	2016
Stephen M. Mulready	64	Director	2015
Steven R. Isaac(1)	62	Director	2014

______________________________

(1)

Term of class expires at the meeting. Director indicated is a nominee for re-election.

Our Board held ten meetings during 2013. None of our directors attended fewer than 75% of the meetings of our Board and committees on which any of them served in 2013. There are no family relationships among the directors, the nominees for director and the executive officers of the Company.

Board members are expected to attend the annual meeting of stockholders, which is held in conjunction with one of our Board’s regularly scheduled meetings. Accordingly, all members of our Board are generally present for the annual meeting of stockholders. All members of our Board at the time of our 2013 annual meeting of stockholders attended that meeting.

The names of our current directors and certain information about them are set forth below:

Earl Gallegos has served as a member of our Board since March 1997, and as our Chairman of the Board since January 2014. Mr. Gallegos is the principal of Earl Gallegos Management Corporation, a management consulting firm founded by him in 1994 specializing in the insurance and software industries. Mr. Gallegos was a founder of Peak Performance Solutions Inc., a privately held insurance technology firm. Mr. Gallegos has been a director of Fidelity National Real Estate Solutions (FNRES), formerly a public company that specialized in real estate and banking technology, since 2007. Mr. Gallegos has also served as a director of Zytalis Inc., a privately held information technology professional services firm, from 1999 to 2006, Bridium, Inc., a privately held technology firm, from 1998 to 2003, Fidelity National Information Solutions, Inc., a publicly held company listed on Nasdaq, from 1997 to 2003, eGovNet, Inc., a privately held government technology services firm, from 2002 to 2003, and PracticeOne, Inc., a privately held medical practice management software company, from 2002 to 2005. Our Board believes that Mr. Gallegos’ lengthy insurance and technology industry experience and technology background, as well as his financial expertise, qualify him to serve as a member of our Board.

Manish D. Shah has served as a member of our Board and as our President since November 2008 and as our Chief Executive Officer since July 2013. Mr. Shah served as our Chief Technology Officer from 2004 until his promotion to the position of our Chief Executive Officer. He also served as our Executive Vice President from 2008 until his promotion to the position of our President. Mr. Shah served as our Director of Technology from 2002 through 2004 and served as our technology consultant from 2000 through 2001. He graduated with Honors from the Columbia University Executive MBA Program in 2008. Prior to joining us, Mr. Shah held several technology management positions at various companies such as Andersen Consulting, P&O Nedlloyd and Tata Consultancy Services in different industries for over 10 years. Our Board believes that Mr. Shah’s extensive knowledge of the Company’s products and services, from both a technological and managerial perspective, and his prior management experience qualify him to serve as a member of our Board.

G. Russell Cleveland has served as a member of our Board since July 2001. Mr. Cleveland is the founder and has been the President, Chief Executive Officer, sole director and the majority shareholder of RENN Capital Group, Inc. since 1973. RENN Capital Group, Inc. is the investment adviser to or the manager of three closed-end mutual funds – RENN Global Entrepreneurs Fund, Inc., RENN Universal Growth Investment Trust PLC and Global Special Opportunities Trust PLC, and one open-end mutual fund – Premier RENN US Emerging Growth Limited. Mr. Cleveland also serves on the board of directors of RENN Global Entrepreneurs Fund, Inc., iSatori, Inc., and  AnchorFree Inc. (private company). He is a chartered financial analyst (CFA) with more than 45 years experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland is a past president of the Dallas Association of Investment Analysts. Our Board believes that Mr. Cleveland’s substantial leadership skills and financial, management and investment expertise, including his experience serving on the boards of other publicly traded companies, qualify him to serve as a member of our Board.

Stephen M. Mulready has served as a member of our Board since December 2009. Mr. Mulready has over 43 years experience in the property and casualty insurance industry, having spent a majority of that time serving in various executive, supervisory and technical positions with Aetna Inc. (NYSE: AET). Mr. Mulready is Chief Operating Officer and Executive Vice President of United States Fire Insurance Company (Crum & Forster), positions he has held since February 2013 and April 2010, respectively. From 2008 to April 2010, Mr. Mulready was the Principal of Blackpoint Associates, a firm founded by him that provided management consulting services to small businesses. Mr. Mulready served as Chief Executive Officer of AIX Holdings, Inc., a specialty property and casualty program insurance company, from 2005 to 2008. From 2004 to 2005, he served as a director and consultant to Alico, Inc. (NASDAQ: ALCO), an agricultural and real estate company, where he was a member of the Audit, Compensation, Nominating and Investment Committees. Between 1996 and 1999, Mr. Mulready was Chief Executive Officer of Orion Specialty, a division of Orion Capital. In 1999, Orion Capital was acquired by Royal and Sun Alliance, where Mr. Mulready held several senior level positions including President and Chief

Executive Officer of U.S. Operations. Mr. Mulready served on the board of Adaptik, Inc., a provider of policy issuance systems to insurance companies, from 2005 to January 2010. He received an MBA from the University of Hartford and a BS, Insurance Administration from the University of Connecticut. Our Board believes that Mr. Mulready’s lengthy industry experience in senior executive positions, including as the former Chief Executive Officer of one of our largest customers, AIX Holdings, Inc., and his financial expertise qualify him to serve as a member of our Board.

Steven R. Isaac has over 35 years of experience in the insurance and technology industries (public and private sectors). Mr. Isaac has served as the Senior Vice President, Risk Division of Ebix, Inc., a NASDAQ-listed provider of on-demand software and e-commerce services to the insurance industry, from 2009 until May 2011. In 2004, Mr. Isaac co-founded Peak Performance Solutions, Inc., a privately held insurance technology firm, and served as its Chief Executive Officer until 2009. From 2002 to 2004 he served as the Chief Executive Officer of Bridium, Inc., a privately held technology firm. He also founded ecDataFlow.com Inc., a privately held provider of business-to-business electronic commerce solutions, in 1999 and served as its President and Chief Executive Officer until 2002. Mr. Isaac co-founded Regents Electronic Commerce, Inc., which was founded to offer workers compensation EDI services and compliance reporting which merged with another entity to form ecDataFlow.com, in 1997 and served as its President and Chief Executive Officer until 1999. He served as an Executive Vice President of Marketing Communications Sector at Cadmus Communications Corporation, a provider of integrated graphic communications services, from 1997 to 1999. Mr. Isaac served as the Chief Operating Officer of the Ohio Bureau of Workers Compensation from 1995 to 1997. Prior to that, Mr. Isaac served as Director of EDS’s Insurance Division from 1990 to 1995. Mr. Isaac has also served as a senior executive for three large P/C insurance companies: Merchants Insurance from 1988 to 1990 having most recently served as its Senior Vice President; Milwaukee Insurance from 1981 to 1988, having most recently served as its Executive Vice President; and Sentry Insurance from 1977 to 1981 having most recently served as its Regional Claims Director. He has led and managed over twenty acquisitions, mostly in P/C insurance space. He is active with multiple trade associations and committees dealing with health care, insurance, fraud, and worker’s compensation issues. He participated in the Jackson Hole Think Tank committee addressing issues on the proposed National Healthcare Reform. He served on the Kentucky Assigned Risk Pool Board, Board Member of the PLRB, IAIABC Director, and was an Arbitrator for the American Insurance Arbitration Forum. He was appointed under the Clinton Administration to serve as an industry insurance resource for the national health care reform effort. He is a graduate of Franklin University with a Bachelor’s degree in Business and holds numerous certificates in insurance, insurance law, Harvard Business Administration MBA program, finance and human resources. Our Board believes that Mr. Isaacs’ vast experience in P/C insurance technology and managing several acquisitions qualify him to serve as a member of our Board.

Director Independence

The Board of Directors has determined that Messrs. Cleveland, Gallegos, Mulready and Isaac are independent within the meaning of the NYSE MKT listing standards.

Code of Ethics and Business Conduct

We are committed to principles of corporate governance that promote honest, responsible and ethical business practices. Our corporate governance policies and practices are actively reviewed and evaluated by our Board and our Nominating and Corporate Governance Committee (the “Nominating Committee”).

We have adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers and employees, including our principal executive officer and principal financial officer. The Code of Ethics and Business Conduct is available on our website at www.cover-all.com.

Board Leadership Structure

Earl Gallegos has served as the Chairman of the Board since January 2014 and Manish D. Shah has served as the Chief Executive Officer of our Company since June 2013. We believe that the separation of these two roles is an appropriate structure for our Company because it allows Mr. Gallegos to focus on matters relating to the proper functioning of the Board while permitting Mr. Shah to focus on matters relating to the management of the Company. In addition, since the Board is responsible for the monitoring of the performance of the Company and of its Chief Executive Officer, we believe the separation of roles of Chairman and Chief Executive Officer helps to ensure that these functions are properly executed. Prior his resignation as Chief Executive Officer in June 2013, John W. Roblin served as both the Chairman of the Board and as our Chief Executive Officer. The Board does not have a lead independent director.

Board Risk Oversight

Our Board has overall responsibility for oversight of the risk policies and procedures of the Company and reviews and discusses specific risk topics in greater detail throughout the year. The Board has delegated responsibility for the oversight of the risk policies and procedures relating to the Company’s financial statements and financial reporting process to the Audit Committee. The Audit Committee conducts internal control reviews and reviews with the independent auditors any significant financial or disclosure risks which may arise and the steps to be taken to monitor and minimize such risks. The Audit Committee reports any material issues raised in the course of such reviews to the full Board.

Board Committees

The standing committees of our Board are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. In addition to those standing committees, the Board may from time to time establish ad hoc committees to assist the Board in various matters.

Audit Committee. Our Audit Committee is currently composed of two directors, Messrs. Gallegos and Mulready, who are independent within the meaning of the rules of the Securities and Exchange Commission (the “SEC”) and the NYSE MKT listing standards. Mr. Gallegos and Mr. Mulready currently meet the NYSE MKT financial sophistication requirements. Our Board interprets “financial sophistication” to mean the ability to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. In 2013, the Audit Committee met four times.

The Audit Committee, along with our Board, has determined that Mr. Gallegos is an “audit committee financial expert” as defined under the SEC rules. Our Board based this decision on the following experiences of Mr. Gallegos:

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service as chief executive officer of a privately held information company, overseeing and/or assessing the performance of the company with respect to the preparation, auditing or evaluation of the company’s financial statements; and

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membership on various other audit committees.

The Audit Committee operates under a written charter, which is available on our website at www.cover-all.com. As set forth in the written charter, the Audit Committee’s principal functions are to assist our Board in its oversight responsibilities with respect to:

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the annual financial information to be provided to stockholders and the SEC;

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the establishment and monitoring of procedures to improve the quality and reliability of the disclosure of our financial condition and results of operations;

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the appointment, compensation and retention of our independent auditors and the work performed by the independent auditors; and

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the internal audit functions.

In addition, the Audit Committee provides an avenue for communication between the independent auditors, financial management and our Board. The Audit Committee also has sole authority to engage, appoint, evaluate, compensate and replace the independent auditors, and it reviews and approves in advance all audit, audit related and non-audit services performed by the independent auditors (to the extent those services may be provided under applicable law). The Audit Committee meets with management regularly to consider the adequacy of our internal controls and financial reporting process and the reliability of our financial reports to the public.

Compensation Committee. The Compensation Committee currently has two members, Messrs. Gallegos and Mulready, each of whom is independent within the meaning of the NYSE MKT listing standards. In April 2013, the Compensation Committee adopted a charter, which is available on our website at www.cover-all.com.

The principal function of the Compensation Committee is to review current and proposed employment arrangements with existing and prospective senior employees as well as to periodically review compensation and other benefits paid to or provided for our management. The Compensation Committee met four times in 2013.

The Compensation Committee annually evaluates the performance of the Chief Executive Officer and other executive officers of the Company. The Compensation Committee establishes and approves the compensation levels for the executive officers, taking into consideration personnel performance evaluations and Company performance in attaining established targets for income before taxes and developing and achieving short term and long term goals for the Company.

Nominating and Corporate Governance Committee. The Nominating Committee currently has two members, Messrs. Cleveland and Gallegos. Mr. Gallegos and Mr. Cleveland are independent within the meaning of NYSE MKT listing standards. The Nominating Committee met four times in 2013.

The Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring the implementation of our Code of Ethics and Business Conduct. In addition, the Nominating Committee develops and reviews background information on candidates for our Board and makes recommendations to our Board regarding such candidates. The Nominating Committee also supervises our Board’s annual review of director independence and our Board’s self-evaluation of its performance. The Nominating Committee operates under a written charter, which is available on our website at www.cover-all.com.

Selection of Board Nominees

Nomination Process. The Nominating Committee considers candidates for Board membership suggested by its members, other Board members, stockholders and management. The Nominating Committee may also retain a third-party executive search firm to identify candidates. The Nominating Committee and our Board will consider stockholder recommendations for director nominees that are properly received in accordance with our bylaws, our “Director Nomination Policy” and the applicable rules and regulations of the SEC.

Under the terms of our Director Nomination Policy, the Nominating Committee and our Board will consider director nominations from a stockholder who is entitled to vote in the election of directors. Stockholders may nominate one or more persons for election as director at an annual or special meeting of stockholders by written notice of their intent to make such nomination or nominations either by personal delivery or by writing to the Secretary of our Company not later than:

•

with respect to an election to be held at an annual meeting of stockholders, ninety (90) days prior to the anniversary date of the immediately preceding annual meeting; and

•

with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

If stockholders wish to nominate persons for election as directors at the 2015 Annual Meeting of Stockholders, we must receive notice of this matter on or before March 7, 2015. After that date, the proposal will be considered untimely. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedure provided in our Director Nomination Policy. However, if a stockholder wishes to have his or her director nomination proposal included in our proxy statement for the 2015 Annual Meeting of Stockholders, pursuant to Rule 14a-8 of the SEC, the proposal must be received by us on or before January 5, 2015.

Desired qualifications, qualities and skills. Director nominees should be individuals of high integrity who have a solid record of accomplishment in their chosen fields and who possess the qualifications, qualities and skills to best serve our interests and our stockholders’ interests. Candidates will be selected for their ability to exercise good judgment and to provide practical insights and diverse perspectives.

To be recommended by the Nominating Committee for election to our Board, a director nominee must demonstrate the qualities and capabilities determined important by the Nominating Committee. As set forth in our Director Nomination Policy, the Nominating Committee considers the following qualifications, at a minimum, to be required of any director nominee:

•

the highest professional and personal ethics and integrity;

•

a generally recognized position of leadership in the director nominee’s field of endeavor;

•

ability to provide insights and practical wisdom based on his/her experience and expertise;

•

commitment to enhancing stockholder value;

•

sufficient time to effectively carry out his or her duties; and

•

compliance with legal and regulatory requirements.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it may deem are in our and our stockholders’ best interests. Although the Nominating Committee does not have a formal policy regarding diversity, our Board recognizes that nominees for director should reflect a reasonable diversity of backgrounds and perspectives, including those backgrounds with respect to business experience and professional expertise. Information about the specific experience, qualifications and skills of each director and each nominee for director can be found in the biographical information provided above.

Contacting the Board

Under our “Policy for Stockholder Communications with Directors,” the Nominating Committee and our Board have established a procedure that enables our stockholders to communicate in writing with members of our Board or to any individual director or group of directors. Any stockholder may send correspondence to our Board, or to any individual director or group of directors, by e-mail to sholders@cover-all.com or by writing to the Secretary at our principal office.

The Secretary of our Company will be responsible for the first review and logging of this correspondence and has been instructed by our Board to promptly forward all appropriate communications to the intended recipient indicated thereon. The Secretary will maintain a record of the originals of each communication received and provide copies to our Board or any individual director or group of directors, as appropriate, unless it is a type of correspondence which the Nominating Committee has identified as correspondence which may be retained in our files and not sent to our directors.

Under the Policy for Stockholder Communications with Directors, the Nominating Committee authorized the Secretary to retain and not send to our directors communications:  (a) that are commercial, advertising or promotional in nature (offering goods or services); (b) that solely relate to such matters such as warranty and product issues; or (c) that clearly are unrelated to our business, industry, management or board matters or director responsibilities. These types of communications will be logged and filed but not circulated to our directors. Except as set forth in this paragraph, the Secretary will not screen which communications will be sent to our directors.

The log of stockholder correspondence will be available to members of the Nominating Committee for inspection. At least once each year, the Secretary will provide to the Nominating Committee a summary of the communications received from stockholders, including the communications not sent to our directors in accordance with screening procedures approved by the Nominating Committee.

Communications from an employee or agent will be considered stockholders communications under the Policy for Stockholder Communications with Directors only if made solely in his or her capacity as a stockholder. Communications from our directors or officers shall not be considered stockholder communications.

Corporate Governance Materials

Copies of our Audit Committee Charter and our Nominating Committee Charter, as well as of our Code of Ethics and Business Conduct, Director Nomination Policy and Policy for Stockholder Communications with Directors, are available on our website at www.cover-all.com. Please note that information on our website is not incorporated by reference in this proxy statement. Copies of these documents are also available to stockholders without charge upon written request to the Secretary at our principal address.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information as of April 1, 2014 as to the number of shares of our common stock beneficially owned by (i) each person we know to own beneficially more than 5% of our common stock, (ii) each person who is a director or who is a nominee to be a director, (iii) the executive officers for whom information is included in the Summary Compensation Table, and (iv) all persons as a group who are directors and executive officers and as to the percentage of outstanding shares held by these persons on that date.

Name and Address	Amount Beneficially Owned (1)		Percent of Class (2)
RENN Universal Growth Investment Trust PLC c/o RENN Capital Group, Inc. 8080 N. Central Expressway Suite 210, LB-59 Dallas, Texas 75206	7,865,854	(3)	29.5%

G. Russell Cleveland	195,545		*
Earl Gallegos	241,184		*
Manish D. Shah	781,730	(4)	2.9%
Stephen M. Mulready	139,822		*
Steven R. Isaac	15,210		*
Maryanne Z. Gallagher	150,322	(5)	*
Shailesh Mehrotra	15,000	(6)	*
John W. Roblin	1,612,513		6.1%
All current directors and executive officers as a group (9 persons)	1,713,122	(7)	6.3%

______________________________

* Less than one percent.

(1)

Except as otherwise noted, all persons have sole voting and investment power with respect to their shares. All amounts shown in this column include shares obtainable upon exercise of options within sixty (60) days of the date of this table.

(2)

Based upon 26,638,477 total outstanding shares of common stock on April 1, 2014, plus shares of common stock that may be acquired by the person indicated pursuant to any options exercisable within sixty (60) days.

(3)

RENN Universal Growth Investment Trust PLC (“RUGIT”) shares voting and dispositive power over these shares with RENN Capital Group, Inc., its investment adviser, pursuant to an investment advisory agreement. Mr. Cleveland is the President and Chief Executive Officer of RENN Capital Group, Inc. and serves on the board of RUGIT but disclaims beneficial ownership of these shares.

(4)

Represents 388,730 shares of common stock and 393,000 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(5)

Represents 100,322 shares of common stock and 50,000 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(6)

Represents 5,000 shares of common stock and 10,000 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(7)

Includes 493,000 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options and 36,809 shares of common stock that may be acquired pursuant to the vesting of restricted stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock with the SEC. Such persons are required to furnish us with copies of all Section 16(a) reports that they file. Based solely upon our review of copies of such reports for our 2013 fiscal year and representations from such persons, we believe that during 2013, our executive officers, directors and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements, except that required Form 4 reports were not filed on a timely basis on behalf of Maryanne Gallagher with respect to three transactions and a required Form 3 was not filed on behalf of Aaron Herrmann upon his appointment as an executive officer.

EXECUTIVE OFFICERS

The following table sets forth certain information, as of the date of this proxy statement, regarding our executive officers:

Name	Age	Position
Manish D. Shah	42	Director, President and Chief Executive Officer
Maryanne Z. Gallagher	52	Senior Vice President, Product Support
Ann F. Massey	56	Senior Vice President, Chief Financial Officer and Secretary
Shailesh Mehrotra	44	Senior Vice President, Product Management & Technology
Alyssa Hostelley	39	Senior Vice President, Client Services
Aaron Herrmann	44	Senior Vice President, Sales and Marketing

The biographies of our executive officers are set forth below:

Manish D. Shah. See “The Board of Directors and Corporate Governance Principles” above.

Maryanne Z. Gallagher has served as our Senior Vice President, Product Support Executive Vice since October 2013. Prior to that, Ms. Gallagher served as Executive Vice President and Chief Operating Officer since 2008 and 2001, respectively. Prior to holding the position of Chief Operating Officer, she served as our Senior Vice President since 2000. From 1998 until 1999, Ms. Gallagher served as our Vice President - Customer Service. Ms. Gallagher joined us in 1990 and has held various development and support positions in our Classic division through 1998.

Ann F. Massey has served as our Chief Financial Officer since 2001, as our Secretary since 1997 and as our Controller since 1997. From 1996 to 1997, Ms. Massey served as our Assistant Treasurer. From 1994 until 1996, Ms. Massey served as Assistant Controller for our insurance services division. Prior to 1994, Ms. Massey had served as our Accounting Manager.

Shailesh Mehrotra has served as our Senior Vice President of Product Management and Technology since October  2013. Prior to SVP-Product Management and Technology, he served as Vice President for the Business Intelligence division since joining the Company in 2010. Mr. Mehrotra holds a Masters in Computer Science from IIT, Mumbai and Bachelors in Computer Science from SGSITS, Indore. Prior to joining us, Mr. Mehrotra held positions at Ernst & Young and Tata Consultancy Services.

Alyssa Hostelley has served as our Senior Vice President of Client Services since October 2013. Prior to SVP-Client Services, she served as Executive Vice President of BlueWave Claims since 2011 and Executive Vice President of Marketing since 2012. Prior to joining us, Ms. Hostelley served as President of BlueWave Technology and held a number of positions at Blue Cross BlueShield of Hawaii, in almost 15 years in the insurance industry.

Aaron Herrmann has served as our Senior Vice President of Sales and Marketing since January 2014. Prior to SVP-Sales and Marketing, he served as Vice President in the sales division since 2012. Prior to joining us, Mr. Herrmann served as the Director of Sales and Marketing for Systema Software for 2 years and as a Regional Sales Manager for Aon eSolutions (previously Valley Oak Systems) for 7 years.

EXECUTIVE COMPENSATION

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table summarizes the total compensation earned for the years indicated below by our current chief executive officer, our former chief executive officer and our two most highly compensated executive officers other than the chief executive officer who were serving as executive officers at the end of 2013 and whose total compensation exceeded $100,000, respectively, in 2013.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	All other Compensation	Total

Manish D. Shah(2) President and Chief Executive Officer	2013 2012	$317,788 $300,961	$106,219 ––	–– $325,865(4)	–– $248,000(5)	$11,737(3) $8,723(6)	$435,744 $883,549
John W. Roblin(7) Former Chairman of the Board of Directors and Chief Executive Officer	2013 2012	$175,000 $350,000	$57,195 ––	$14,500(8) $255,781(10)	–– $120,000(11)	$273,488(9) $20,942(12)	$520,183 $746,723
Maryanne Z. Gallagher Senior Vice President, Product Support	2013 2012	$227,019 $224,231	$39,219 ––	–– ––	–– $15,000(14)	$5,338(13) $5,538(13)	$271,576 $244,769
Shailesh Mehrotra Senior Vice President, Product Management & Technology	2013	$215,385	$38,348	––	––	$5,131(13)	$259,314

_____________________

(1)

Reflects the aggregate grant date fair value of the restricted stock and stock options granted in 2013 and 2012, respectively, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. See Note 9 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K filed on March 28, 2013 for a discussion of all assumptions made by us in determining the valuations of the equity-based awards.

(2)

Mr. Shah was appointed as our Chief Executive Officer, effective as of July 1, 2013.

(3)

Consists of $6,761 of automobile allowance and $4,976 of matching contributions to the Cover-All Technologies Inc. 401(k) Plan made by us.

(4)

Consists of 42,500 shares of restricted stock that vested on December 31, 2012, 41,250 shares of restricted stock that vested on December 31, 2013, and 41,250 shares of restricted stock that will vest on December 31, 2014, each share of restricted stock having a fair market value of $1.67 per share as of March 7, 2012, the date of grant.

(5)

Consists of 136,000 shares underlying stock options that vested on December 31, 2012, 132,000 shares underlying stock options that vested on December 31, 2013 and 132,000 shares underlying stock options that will vest on December 31, 2014.

(6)

Consists of $3,939 of automobile allowance and $4,784 of matching contributions to the Cover-All Technologies Inc. 401(k) Plan made by us.

(7)

Mr. Roblin resigned from his position as our Chief Executive Officer, effective as of July 1, 2013.

(8)

Consists of 11,789 shares of restricted stock that vested on November 30, 2013, each share of restricted stock having a fair market value of $14,500 per share as of July 10, 2013, the date of grant. Such shares were awarded to Mr. Roblin pursuant to the Company’s non-employee director compensation plan in connection with him becoming our Non-Executive Chairman.

(9)

Consists of $19,219 of automobile allowance, $8,269 of matching contributions to the Cover-All Technologies Inc. 401(k) Plan made by us, $175,000 in severance payments in connection with Mr. Roblin’s resignation from his position as our Chief Executive Officer, $60,000 in monthly retainer fees, and $11,000 in fees pursuant to the Company’s non-employee director compensation plan in connection with Mr. Roblin becoming our Non-Executive Chairman following his resignation as our Chief Executive Officer.

(10)

Consists of 50,000 shares of restricted stock that vested on December 31, 2012 and 50,000 shares of restricted stock that vested on December 31, 2013, each share of restricted stock having a fair market value of $1.63 per share as of February 21, 2012, the date of grant.

(11)

Consists of 100,000 shares underlying stock options that vested on December 31, 2012 and 100,000 shares underlying stock options that vested on December 31, 2013.

(12)

Consists of $12,865 of automobile allowance and $8,077 of matching contributions to the Cover-All Technologies Inc. 401(k) Plan made by us.

(13)

Represents matching contributions to the Cover-All Technologies Inc. 401(k) Plan made by us.

(14)

Consists of 25,000 shares underlying stock options that will vest on February 20, 2015.

On February 21, 2012, Mr. Roblin received options to purchase 200,000 shares of our common stock at an exercise price of $1.63 per share. These options vested as to 100,000 shares on December 31, 2012 and vested as to the remaining 100,000 shares on December 31, 2013. These options shall expire five years from the date of grant. In addition, on February 21, 2012, Mr. Roblin received 100,000 restricted shares of our common stock, which vested as to 50,000 shares on December 31, 2012 and vested as to the remaining 50,000 shares on December 31, 2013.

On February 21, 2012, Ms. Gallagher received options to purchase 25,000 shares of our common stock at an exercise price of $1.63 per share, all of which options will vest on February 20, 2015.

On March 7, 2012, Mr. Shah received options to purchase 400,000 shares of our common stock at an exercise price of $1.67 per share. These options vested as to 136,000 shares on December 31, 2012 and vested as to 132,000 shares on December 31, 2013 and will vest as to the remaining 132,000 shares on December 31, 2014, or on such earlier date during that calendar year on which Mr. Shah’s employment may be terminated. In addition, on March 7, 2012, Mr. Shah received 125,000 restricted shares of our common stock, which vested as to 42,500 shares on December 31, 2012 and vested as to 41,250 shares on December 31, 2013 and will vest as to the remaining 41,250 shares on December 31, 2014, or on such earlier date during that calendar year on which Mr. Shah’s employment may be terminated.

On July 10, 2013, in connection with him becoming Non-Executive Chairman and pursuant to our non-employee director compensation plan, Mr. Roblin received 11,789 restricted shares of our common stock which vested on November 30, 2013.

Outstanding Equity Awards at December 31, 2013

The following table provides information concerning outstanding equity awards as of December 31, 2013, by each of our named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Manish D. Shah	300,000	––	––	1.00	3/2/14	41,250(1)	57,750(2)	––	––
	125,000	––	––	1.55	6/1/15
	268,000	132,000(3)	––	1.67	3/7/17

John W. Roblin	150,000	––	––	1.12	12/31/14
	200,000	––	––	1.63	2/21/17

Maryanne Z. Gallagher	50,000	––	––	1.55	6/1/15
	––	25,000(4)	––	1.63	2/21/17

Shailesh Mehrotra	10,000	––	––	1.50	11/9/15
		50,000(5)	––	1.63	2/27/17

_____________________

(1)

These shares of restricted stock vest as to 41,250 shares on December 31, 2014, or on such earlier date during that calendar year on which Mr. Shah’s employment may be terminated.

(2)

Based on a market value of $1.40 per share, which was the closing price per share of our common stock on December 31, 2013.

(3)

These options vest as to 132,000 shares on December 31, 2014, or on such earlier date during that calendar year on which Mr. Shah’s employment may be terminated.

(4)

These options vest on February 20, 2015.

(5)

These options vest on February 26, 2015.

Employment Agreements or Arrangements of Executive Officers

Manish D. Shah, President and Chief Executive Officer

On March 7, 2012, the Company entered into an employment agreement with Manish D. Shah, effective as of March 1, 2012 (the “Original Agreement”). On July 1, 2013, the Company and Mr. Shah entered into an amendment to the Original Agreement to reflect Mr. Shah’s promotion to the position of our Chief Executive Officer and, in consideration of his new duties as Chief Executive Officer, an increase in his annual base salary by $25,000 (the “Amendment”). The Original Agreement as amended by the Amendment is referred to herein as the “Shah Agreement.”

Pursuant to the Shah Agreement, Mr. Shah will receive an annual base salary of $325,000 plus benefits and the use of a company car, including maintenance and repair expenses in connection with the use of the car. Mr. Shah is also entitled to an annual cash bonus based on the financial performance of the Company.

On March 7, 2012, we granted Mr. Shah five-year incentive stock options to purchase an aggregate of 400,000 shares of our common stock. The options were granted pursuant to the 2005 Stock Incentive Plan at $1.67 per share (equal to the fair market value of such shares on the date of the grant). These options vested as to 136,000 shares on December 31, 2012 and vested as to 132,000 shares on December 31, 2013 and will vest as to the remaining 132,000 shares on December 31, 2014, or on such earlier date during that calendar year on which Mr. Shah’s employment may be terminated.

On March 7, 2012, we also granted Mr. Shah an aggregate of 125,000 shares of our common stock, which vested as to 42,500 shares on December 31, 2012 and vested as to 41,250 shares on December 31, 2013 and will vest as to the remaining 41,250 shares on December 31, 2014, or on such earlier date during that calendar year on which Mr. Shah’s employment may be terminated, all in accordance with and subject to the terms and conditions set forth in the 2005 Stock Incentive Plan and a restricted stock grant agreement entered into between us and Mr. Shah. In connection with such grant, provided that Mr. Shah makes an election in a timely manner to include in gross income on the date the restricted shares are transferred the value of the restricted shares on such date pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, we will pay on behalf of Mr. Shah to the taxing authorities as withheld taxes a “gross-up” payment equal to Mr. Shah’s estimated federal, state and local income and payroll tax obligations (based on information provided by Mr. Shah in good faith) with respect to (i) the fair market value of the restricted shares, as of the transfer date, and (ii) the income required to be recognized by Mr. Shah as a result of the payment by us of such obligations.

The Shah Agreement is for a term of three years, provided, that each of Mr. Shah and the Company may terminate the agreement at any time, with or without reason or cause, upon written notice to the other party. If the employment of Mr. Shah is terminated for any reason, including upon the expiration of the Shah Agreement, Mr. Shah will be entitled to receive (i) any accrued and unpaid base salary and accrued and unused vacation days through the date of termination, (ii) the pro rata portion of his performance bonus based on the number of days he was employed during the year, and (iii) any unreimbursed business expenses. In addition, Mr. Shah will be entitled to receive, as severance, for a period of six months following such termination, his base salary, benefits and continued use of the company car, including related maintenance and repair expenses. At the conclusion of this severance period, Mr. Shah shall have the option to purchase this car from the Company at the car’s then current book value (on the Company’s books). Upon such termination, the Company and Mr. Shah have agreed to mutually release each other for all claims arising in connection with Mr. Shah’s employment with the Company.

The Shah Agreement also contains a confidentiality provision, a non-solicitation covenant, a non-competition covenant and a mutual non-disparagement clause.

John W. Roblin, Former Chairman and Chief Executive Officer

John W. Roblin resigned from his position as our Chief Executive Officer in July 2013. He had served as our Chief Executive Officer since December 1999 and as our President from December 1999 to November 2008. In January 2014, he resigned as non-executive Chairman of the Board. He had been a director since March 2000.

On December 30, 2011, the Company entered into an employment agreement with Mr. Roblin, effective as of January 1, 2012 (the “Roblin Agreement”), pursuant to which Mr. Roblin received an annual base salary of $350,000 plus benefits and the use of a company car, including maintenance and repair expenses in connection with the use of the car. Mr. Roblin was also entitled to an annual cash bonus based on the financial performance of the Company.

On February 21, 2012, Mr. Roblin received options to purchase 200,000 shares of our common stock at an exercise price of $1.63 per share. These options vested as to 100,000 shares on December 31, 2012 and vested as to the remaining 100,000 shares on December 31, 2013. These options shall expire five years from the date of grant.

We also granted Mr. Roblin an aggregate of 100,000 restricted shares of our common stock, which vested as to 50,000 shares on December 31, 2012 and vested as to the remaining 50,000 shares on December 31, 2013, all in accordance with and subject to the terms and conditions set forth in the 2005 Stock Incentive Plan and a restricted stock grant agreement entered into between us and Mr. Roblin. In connection with such grant, provided that Mr. Roblin made an election in a timely manner to include in gross income on the date the restricted shares are transferred the value of the restricted shares on such date pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, on behalf of Mr. Roblin, we agreed to pay to the taxing authorities as withheld taxes a “gross-up” payment equal to Mr. Roblin’s estimated federal, state and local income and payroll tax obligations (based on information provided by Mr. Roblin in good faith) with respect to (i) the fair market value of the restricted shares as of the transfer date, and (ii) the income required to be recognized by Mr. Roblin as a result of the payment by the Registrant of such obligations.

Mr. Roblin’s employment agreement was for a term of two years and, after his resignation, was terminated, effective June 2013. Upon termination, Mr. Roblin was entitled to receive (i) any accrued and unpaid base salary and accrued and unused vacation days through the date of termination, (ii) the pro rata portion of his performance bonus based on the number of days he was employed during the year, and (iii) any unreimbursed business expenses. In addition, Mr. Roblin was entitled to receive, as severance, for a period of six months following such termination, his base salary, benefits and continued use of the company car, including related maintenance and repair expenses. At the conclusion of the severance period, Mr. Roblin purchased this car from the Company at the car’s current book value (on the Company’s books). Upon his termination, the Company and Mr. Roblin agreed to mutually release each other for all claims arising in connection with Mr. Roblin’s employment with the Company.

In connection with Mr. Roblin’s appointment as Non-Executive Chairman of the Board in June 2013, the Company agreed to pay him a monthly retainer fee of $10,000 which was in addition to the retainers and committee and meeting fees for non-employee directors. This agreement ended on January 16, 2014, when Mr. Robin resigned from the Board.

None of our other named executive officers have (i) employment agreements, (ii) severance payment arrangements, or (iii) payment arrangements that would be triggered by a change of control,

except that our 2005 Stock Incentive Plan provides for accelerated vesting upon certain change of control transactions.

COMPENSATION OF DIRECTORS

The following table shows the compensation we paid in 2013 to our non-employee directors. Compensation paid to Mr. Roblin upon his appointment as Non-Executive Chairman is set forth under the heading “Compensation of Named Executive Officers.”

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
G. Russell Cleveland	$22,000	$29,000	$51,000
Earl Gallegos	$30,000	$29,000	$59,000
Stephen M. Mulready	$30,000	$29,000	$59,000

_____________________

 (1)

Reflects the aggregate grant date fair value of the restricted stock and stock option awards granted in accordance with FASB ASC Topic 718.

For 2013, each of our non-employee directors received: (i) an annual stipend of $22,000; and (ii) an award of 23,577 shares of our common stock, representing such number of shares of common stock having a fair market value equal to $29,000 on March 26, 2013, the date of the grant. Such shares vested on November 30, 2013. Non-employee directors serving on our Audit Committee received an additional $1,000 per quarter. Non-employee directors serving on our Compensation Committee received an additional $1,000 per quarter. We make all such payments to our non-employee directors quarterly and in arrears.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

At our 2013 annual meeting of stockholders, a majority of our stockholders voted in favor of holding an advisory vote to approve executive compensation every year. The Board considered the voting results on that proposal and determined to adopt a policy providing for an annual advisory stockholder vote to approve our executive compensation. Accordingly, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of the SEC, we are including in these proxy materials a separate resolution for the stockholders to approve, in a non-binding, advisory vote, the compensation of our named executive officers as disclosed in this proxy statement.

We are asking our stockholders to indicate their support for the compensation paid by the Company to its named executive officers as described in this proxy statement. This proposal, commonly known as a “Say on Pay” proposal, gives our stockholders the opportunity to express their views on the compensation we pay to our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices reflected in this proxy statement. Accordingly, the following advisory resolution will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related notes and narrative discussion set forth in this proxy statement for the 2014 Annual Meeting of Stockholders, is hereby APPROVED.”

The “Say on Pay” vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. However, the Board and our Compensation Committee will consider the outcome of this “Say on Pay” vote when making future compensation decisions.

The Board recommends a vote “FOR” Proposal 2.

AUDIT COMMITTEE REPORT

The Board of Directors of the Company maintains an Audit Committee comprised of two directors of the Company, Earl Gallegos and Stephen M. Mulready, each of whom is independent within the meaning of the NYSE MKT listing standards. The Audit Committee acts pursuant to an amended and restated written charter adopted by the Board in May 2011. The Audit Committee, along with the Board, has determined that Mr. Gallegos qualifies as an “audit committee financial expert” as defined under the SEC rules.

The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to:  (i) the annual financial information to be provided to stockholders and the SEC; (ii) the establishment and monitoring of procedures to improve the quality and reliability of the disclosure of the Company’s financial condition and results of operations; (iii) the appointment, compensation and retention of the Company’s independent auditors and the work performed by the independent auditors; and (iv) the internal audit functions.

The Audit Committee schedules its meetings with a view to devoting appropriate attention to all of its tasks. The Audit Committee meetings include, whenever appropriate, sessions with the Company’s independent auditors without the presence of the Company’s management.

Each year, the Audit Committee recommends to the Board the selection of the Company’s independent auditors. The independent auditors are responsible for performing an independent audit of the Company’s audited consolidated financial statements according to generally accepted auditing standards of the United States and for issuing a report based on this audit. The Audit Committee monitors and oversees these processes.

The Audit Committee has met and held discussions with management and MSPC, the Company’s independent auditors. The Company’s management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared according to generally accepted accounting principles of the United States. The Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company’s management and the independent auditors.

The Audit Committee discussed with MSPC the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended. These matters included a discussion of MSPC’s judgments about the quality (not just the acceptability) of the Company’s accounting principles as applied to financial reporting. MSPC also provided the Audit Committee with the written disclosures and independence letter required by applicable rules of the Public Company Accounting Oversight Board, and the Audit Committee discussed with MSPC that firm’s independence, including a review of both auditor and non-auditor fees and considered the compatibility of non-audit services with the auditors independence.

Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representations of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

AUDIT COMMITTEE

Earl Gallegos

Stephen M. Mulready

INDEPENDENT AUDITOR INFORMATION

Our Audit Committee has selected MSPC, Certified Public Accountants and Advisors, A Professional Corporation, New York, New York, as the principal independent auditors for 2014 MSPC has served as our independent auditors since 1997. A representative of MSPC is expected to be present at the meeting and to be available to respond to appropriate questions. This representative will also be given an opportunity to make a statement at the meeting if the representative desires.

Fees

The following table sets forth the fees paid for professional services rendered by MSPC for audit services, audit-related services, tax services and all other services in 2013 and 2012.

Fee Category	2013	2012
Audit Fees (1)	$138,000	$138,000
Audit-Related Fees (2)	—	—
Tax Fees (3)	$10,000	$10,000
All Other Fees (4)	—	$8,500
Total Fees	$148,000	$156,500

_______________

(1)

For professional services rendered in connection with the audit of our annual financial statements and the reviews of the financial statements included in each of our quarterly reports on Form 10-Q.

(2)

For assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

(3)

For professional services rendered for tax compliance, tax advice, tax return preparation and tax planning.

(4)

For other services rendered, including attendance at board and stockholder meetings and review of our proxy statement relating to our annual stockholders meetings.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of the Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by our independent auditors.

PROPOSAL 3 – RATIFICATION OF THE APPOINTMENT OF MSPC AS OUR INDEPENDENT AUDITORS

Our Board, on the recommendation of the Audit Committee, has appointed MSPC as our independent auditors for the fiscal year ending December 31, 2014, and urges you to vote for ratification of this appointment. In the event the stockholders do not ratify the appointment, the appointment will be reconsidered by our Audit Committee and our Board.

The Board recommends a vote “FOR” Proposal 3.

ADDITIONAL INFORMATION

Annual Report

All stockholders of record as of the close of business on April 25, 2014 have or are currently being sent a copy of our Annual Report for the fiscal year ended December 31, 2013, which contains our audited financial statements. The Annual Report is deemed to be part of the material for the solicitation of proxies. If you have not received a copy of the Annual Report, you may request a copy of the Annual Report by writing to the Secretary at our principal address.

Submission of Stockholder Proposals

If you intend to present a proposal at our 2015 annual meeting of stockholders and seek to have the proposal included in our proxy statement and form of proxy relating to that meeting, you may do so by following the procedures in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be in writing and received no later than January 5, 2015, and must otherwise comply with SEC Rule 14a-8. Any such proposal should be sent to us at Cover-All Technologies Inc., Attn.: Secretary, 412 Mt. Kemble Avenue, Suite 110C, Morristown, New Jersey 07960.

If you intend to propose business for consideration at the 2015 annual meeting and do not seek to have the proposal included in our proxy statement and form of proxy relating to that meeting, you must give written notice to our Secretary at Cover-All Technologies Inc., Attn.: Secretary, 412 Mt. Kemble Avenue, Suite 110C, Morristown, New Jersey 07960. In order to be considered as timely made, your proposal must be received by us on or before March 7, 2015.

Regardless whether you plan to attend the meeting, we urge you to fill in, date, sign and return the proxy immediately. Return your proxy in the enclosed envelope, which requires no additional postage if mailed in the United States.

By Order of the Board of Directors

ANN F. MASSEY

Secretary

Date: April 30, 2014

COVER-ALL TECHNOLOGIES INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

For the Annual Meeting of Stockholders

to be held on June 5, 2014

The undersigned, a stockholder of COVER-ALL TECHNOLOGIES INC., a Delaware corporation (the “Company”), does hereby appoint Manish D. Shah and Ann F. Massey and each of them as Proxies with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the 2014 Annual Meeting of Stockholders of the Company to be held at the Hilton Parsippany, One Hilton Court, Parsippany, New Jersey 07054, on Thursday, June 5, 2014 at 9:30 a.m., local time, and at any adjournments or postponements thereof, all of the shares of the Company’s common stock that the undersigned would be entitled to vote if personally present.  This proxy also delegates discretionary authority to the Proxies or their substitutes to vote on any other matters that properly come before the 2014 Annual Meeting or any adjournments or postponements thereof.

The undersigned hereby instructs said Proxies or their substitutes:

1.

To elect a class of directors consisting of the following two directors to serve for a term of three years and until their successors shall have been duly elected and qualified:

Earl Gallegos

Steven R. Isaac

INSTRUCTION:  To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐ __________________________

2.

To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.

To ratify the appointment of MSPC as independent auditors for the fiscal year ending December 31, 2014.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(continued, and to be signed on reverse side)

(continued from other side)

THIS PROXY WILL BE VOTED AS SPECIFIED EXCEPT THAT IF NO INSTRUCTIONS ARE INDICATED, IT WILL BE VOTED “FOR” THE DIRECTOR NOMINEES IN PROPOSAL 1, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE DIRECTOR NOMINEES IN PROPOSAL 1, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Dated:

____________________________________________, 2014

____________________________________________ (L.S.)

____________________________________________ (L.S.)

Signature(s)

COVER-ALL TECHNOLOGIES INC.

Please Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2014:  Our proxy materials, consisting of the Notice of Annual Meeting, Proxy Statement, Proxy Card and 2013 Annual Report, are available at www.cover-all.com/investors/proxymaterials.